UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2017

Concho Resources Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600
(Commission File Number)	(I.R.S. Employer Identification No.)

One Concho Center 600 West Illinois Avenue Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 22, 2017, Concho Resources Inc. (the “Company”) filed its Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”). At the time the Company filed its 2016 Form 10-K, the Company had received a manually signed consent (the “Consent”) from Grant Thornton LLP (“GT”), the Company’s independent registered public accounting firm, pursuant to which GT consented to the incorporation by reference in the Company’s registration statements on Form S-3 and Form S-8, as set forth in the Consent, of its report, dated February 22, 2017, relating to the Company’s financial statements and the effectiveness of its internal control over financial reporting.

The Company filed the Consent as Exhibit 23.1 to its 2016 Form 10-K; however, GT’s conformed electronic signature was inadvertently omitted. To correct this inadvertent omission, a copy of the consent, as originally filed, which includes GT’s conformed electronic signature, is attached as Exhibit 23 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23	Consent of Grant Thornton LLP, dated February 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: March 1, 2017	By:	/s/ Travis L. Counts
	Name:	Travis L. Counts
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23	Consent of Grant Thornton LLP, dated February 22, 2017